Exhibit 99.1
QuinStreet Reports $108M Quarterly Revenue, 19% Growth and 22% Adjusted EBITDA Margin
Foster City, CA — May 4, 2011 — QuinStreet, Inc. (NASDAQ: QNST), a leader in vertical marketing and media online, today announced its financial results for the fiscal third quarter ended March 31, 2011.
The Company reported total revenue of $107.7 million, an increase of 19% over the same quarter last year.
Adjusted EBITDA for the quarter was $23.2 million, or 22% of revenue.
The Company reported GAAP net income of $6.3 million, or $0.13 per diluted share, for the quarter. Adjusted net income for the quarter was $12.6 million, or $0.25 per diluted share. Adjusted net income excludes stock-based compensation expense and amortization of intangible assets, net of estimated tax.
The Company generated $28.9 million in cash flow from operations and closed the quarter with $150.1 million in cash and marketable securities.
Revenue for the Education client vertical was $48.0 million, an increase of 26% compared to the year-ago quarter. Revenue for the Financial Services client vertical was $48.7 million, an increase of 17% compared to the same quarter last year. Revenue for Other client verticals was $11.0 million, an increase of 1% compared to the year-ago quarter.
For the nine-month period ended March 31, the Company reported total revenue of $309 million, an increase of 25% over the same period last year, and adjusted EBITDA of $70 million, or 23% of revenue.
Reconciliations of adjusted net income to net income, adjusted EBITDA to net income, and free cash flow to net cash provided by operating activities are included in the accompanying tables.
“We delivered another quarter of good financial results in fiscal Q3, and we continued to make great progress building our capabilities and business for the long-term,” commented Doug Valenti, QuinStreet CEO. “We are particularly pleased with the performance of our Education client vertical, reflecting client demand for more compliant and effective marketing solutions as well as the effects of new client signings and further penetration of more segments. Growth in our Financial Services client vertical was solid at this scale and consistent with our expectations for a period of more muted growth discussed in our last quarterly call. We remain confident and enthusiastic about our opportunity in Financial Services and in all of our client verticals. We are still incredibly early in the pursuit of these enormous markets. We continue to expect that we will be able to meet our objective to grow revenue an average of 15-20% per year, even at this scale, for as far as the eye can see, reflective of our large footprint and uniquely powerful competitive advantages.”
Conference Call
QuinStreet will host a conference call and corresponding live webcast at 2:00 p.m. PT today. To access the conference call, dial 1-866-240-0819 for the U.S. and Canada and 1-973-200-3360 for international callers. The webcast will be available live on the investor relations section of the Company’s website at http://investor.quinstreet.com, and via replay beginning approximately two hours after the completion of the call until the Company’s announcement of its financial results for the next quarter. An audio replay of the call will also be available to investors beginning at approximately 5:00 p.m. PT on May 4, 2011 until 11:59 p.m. PT on May 13, 2011 by dialing 1-800-642-1687 in the U.S. and Canada, or 1-706-645-9291 for international callers, using passcode 60128082#. This press release, the financial tables, as well as other supplemental financial information are also available on the investor relations section of the Company’s website at http://investor.quinstreet.com.
Final operating results will be included in the Company’s quarterly report on Form 10-Q, which will be filed with the Securities and Exchange Commission no later than May 16, 2011.

About QuinStreet
QuinStreet, Inc. (NASDAQ: QNST) is a leader in vertical marketing and media online. QuinStreet is headquartered in Foster City, CA. For more information, please visit www.quinstreet.com.
Non-GAAP Financial Measures
This release and the accompanying tables include a discussion of adjusted EBITDA, adjusted net income, adjusted diluted net income per share and free cash flow, all of which are non-GAAP financial measures that are provided as a complement to results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The term “adjusted EBITDA” refers to a financial measure that we define as net income less provision for taxes, depreciation expense, amortization expense, stock-based compensation expense, interest and other income (expense), net. The term “adjusted net income” refers to a financial measure that we define as net income adjusted for amortization expense and stock-based compensation expense, net of estimated taxes. The term “adjusted diluted net income per share” refers to a financial measure that we define as adjusted net income divided by weighted average diluted shares outstanding. The term “free cash flow” refers to a financial measure that we define as net cash provided by operating activities, less capital expenditures and internal software development costs. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. In addition, our definition of adjusted EBITDA, adjusted net income, adjusted diluted net income per share and free cash flow may not be comparable to the definitions as reported by other companies.
We believe adjusted EBITDA, adjusted net income, adjusted diluted net income per share and free cash flow are relevant and useful information because they provide us and investors with additional measurements to analyze the Company’s operating performance.
Adjusted EBITDA is part of our internal management reporting and planning process and one of the primary measures used by our management to evaluate the operating performance of our business, as well as potential acquisitions. Adjusted EBITDA is useful to us and investors because it provides information related to the Company’s ability to provide cash flow for acquisitions, capital expenditures and working capital requirements. Internally, adjusted EBITDA is used by management for planning purposes, including preparation of internal budgets; to allocate resources to enhance financial performance; to evaluate the effectiveness of operational strategies; and to evaluate the Company’s capacity to fund acquisitions and capital expenditures as well as the capacity to service debt. Adjusted EBITDA is used as a key financial metric in senior management’s annual incentive compensation program. The Company believes that analysts and investors use adjusted EBITDA as a supplemental measurement to evaluate the overall operating performance of companies in its industry and use adjusted EBITDA multiples as a metric for analyzing company valuations. It is also an element of certain maintenance covenants under our debt agreements.
Adjusted net income and adjusted diluted net income per share are useful to us and investors because they present an additional measurement of our financial performance, taking into account depreciation, which we believe is an ongoing cost of doing business, but excluding the impact of certain non-cash expenses (stock-based compensation and amortization of intangible assets). The Company believes that analysts and investors use adjusted net income and adjusted diluted net income per share as supplemental measures to evaluate the overall operating performance of companies in our industry.
Free cash flow is useful to us and investors because it represents the cash that our business generates from operations, before taking into account cash movements that are non-operational, and is a metric commonly used in our industry to understand the underlying cash generating capacity of a company’s financial model. The Company believes that analysts and investors use free cash flow multiples as a metric for analyzing company valuations in our industry. Free cash flow has certain limitations in that it does not represent the total increase or decrease in the cash balance for the period, nor does it represent the residual cash flow for discretionary expenditures. Therefore, we think it is important to evaluate free cash flow along with our consolidated statement of cash flows.
We intend to provide these non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of these non-GAAP financial measures will provide consistency in our financial reporting. A reconciliation of these non-GAAP measures to GAAP is provided in the accompanying tables.

Legal Notice Regarding Forward Looking Statements
This press release and its attachments contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Words such as “will, “ “believe, “ “intend, “ “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include the quotations from management in this press release, as well as any statements regarding the Company’s anticipated financial results and strategic and operational plans. The Company’s actual results may differ materially from those anticipated in these forward-looking statements. Factors that may contribute to such differences include, but are not limited to: the Company’s ability to deliver an adequate rate of growth and manage such growth; the impact of changes in government regulation and industry standards; the Company’s ability to maintain and increase the number of visitors to its websites; the Company’s ability to identify and manage acquisitions; the impact of the current economic climate on the Company’s business; the Company’s ability to attract and retain qualified executives and employees; the Company’s ability to compete effectively against others in the online marketing and media industry; the impact and costs of any failure by the Company to comply with government regulations and industry standards; and costs associated with defending intellectual property infringement and other claims. More information about potential factors that could affect the Company’s business and financial results is contained in the Company’s annual report on Form 10-K as filed with the Securities and Exchange Commission on September 13, 2010. Additional information will also be set forth in the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2011, which will be filed with the SEC during the Company’s fiscal fourth quarter in 2011. The Company does not intend and undertakes no duty to release publicly any updates or revisions to any forward-looking statements contained herein.
Contact Information:
Erica Abrams or Matthew Hunt
(415) 217-5864 or (415) 489-2194
erica@blueshirtgroup.com
matt@blueshirtgroup.com

QUINSTREET, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	March 31,	June 30,
	2011	2010
Assets
Current assets
Cash and cash equivalents	$124,684	$155,770
Marketable securities	25,420	—
Accounts receivable, net	52,704	51,466
Deferred tax assets	8,526	8,528
Prepaid expenses and other assets	7,775	3,123

Total current assets	219,109	218,887

Property and equipment, net	9,195	5,419
Goodwill	211,710	158,582
Other intangible assets, net	71,366	47,156
Deferred tax assets, noncurrent	3,972	3,972
Other assets, noncurrent	487	614

Total assets	$515,839	$434,630

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$23,535	$16,776
Accrued liabilities	34,397	30,144
Deferred revenue	2,371	1,241
Debt	11,080	15,562

Total current liabilities	71,383	63,723

Deferred revenue, noncurrent	122	305
Debt, noncurrent	100,010	78,046
Other liabilities, noncurrent	3,457	2,534

Total liabilities	174,972	144,608

Stockholders’ equity
Common stock	49	47
Additional paid-in capital	247,692	217,581
Treasury stock	(7,779)	(7,779)
Accumulated other comprehensive (loss) income	(27)	9
Retained earnings	100,932	80,164

Total stockholders’ equity	340,867	290,022

Total liabilities and stockholders’ equity	$515,839	$434,630

QUINSTREET, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2011	2010	2011	2010
Net revenue	$107,705	$90,773	$308,903	$246,288
Cost of revenue (1)	78,578	66,268	222,869	177,872

Gross profit	29,127	24,505	86,034	68,416
Operating expenses: (1)
Product development	6,836	5,325	18,320	14,534
Sales and marketing	4,687	4,575	14,097	12,190
General and administrative	5,525	4,467	15,190	14,111

Operating income	12,079	10,138	38,427	27,581
Interest income	25	16	139	33
Interest expense	(1,091)	(1,302)	(3,108)	(2,931)
Other income (expense), net	66	(64)	151	221

Income before income taxes	11,079	8,788	35,609	24,904
Provision for taxes	(4,740)	(3,538)	(14,841)	(10,731)

Net income	$6,339	$5,250	$20,768	$14,173

Net income attributable to common stockholders
Basic	$6,339	$3,714	$20,768	$6,371

Diluted	$6,339	$3,797	$20,768	$6,790

Net income per share attributable to common stockholders
Basic	$0.14	$0.12	$0.45	$0.33

Diluted	$0.13	$0.11	$0.42	$0.31

Weighted average shares used in computing
net income per share attributable to common stockholders
Basic	46,792	30,795	45,910	19,156
Diluted	50,593	33,938	48,960	22,008

(1)	Cost of revenue and operating expenses include stock-based compensation expense as follows:

Cost of revenue	$1,138	$653	$3,411	$2,143
Product development	669	686	2,084	1,570
Sales and marketing	918	1,163	3,116	2,504
General and administrative	782	624	2,242	4,002

QUINSTREET, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2011	2010	2011	2010
Cash Flows from Operating Activities
Net income	$6,339	$5,250	$20,768	$14,173
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,632	5,075	20,252	13,678
Provision for sales returns and doubtful accounts receivable	325	(110)	(143)	(234)
Stock-based compensation	3,507	3,126	10,853	10,219
Excess tax benefits from stock-based compensation	(1,432)	(449)	(6,744)	(1,821)
Other non-cash adjustments, net	123	258	208	567
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	(609)	(7,185)	(486)	(11,261)
Prepaid expenses and other assets	4,601	(899)	1,896	(5,251)
Other assets, noncurrent	(34)	651	133	(145)
Accounts payable	1,312	2,392	6,567	4,338
Accrued liabilities	6,057	4,883	3,403	5,635
Deferred revenue	507	771	947	(57)
Other liabilities, noncurrent	531	123	923	122

Net cash provided by operating activities	28,859	13,886	58,577	29,963

Cash Flows from Investing Activities
Capital expenditures and other investing activities	(1,477)	(1,115)	(4,430)	(2,092)
Business acquisitions, net of notes payable and cash acquired	(5,095)	(6,947)	(91,723)	(52,899)
Internal software development costs	(442)	(362)	(1,322)	(1,009)
Purchases of marketable securities	(15,007)	—	(33,923)	—
Proceeds from sales and maturities of marketable securities	8,484	—	8,484	—

Net cash used in investing activities	(13,537)	(8,424)	(122,914)	(56,000)

Cash Flows from Financing Activities
Payments for issuance of common stock	—	138,478	(106)	138,076
Proceeds from exercise of common stock options	2,966	298	12,580	1,550
Proceeds from bank debt, net of issuance costs	(375)	—	24,425	43,300
Principal payments on bank debt	(875)	(750)	(2,650)	(2,250)
Principal payments on acquisition-related notes payable	(614)	(2,766)	(7,725)	(5,609)
Excess tax benefits from stock-based compensation	1,432	449	6,744	1,821
Repurchases of common stock	—	—	—	(715)

Net cash provided by financing activities	2,534	135,709	33,268	176,173

Effect of exchange rate changes on cash and cash equivalents	7	8	(17)	—
Net increase (decrease) in cash and cash equivalents	17,863	141,179	(31,086)	150,136
Cash and cash equivalents at beginning of period	106,821	34,139	155,770	25,182

Cash and cash equivalents at end of period	$124,684	$175,318	$124,684	$175,318

QUINSTREET, INC.
RECONCILIATION OF NET INCOME TO
ADJUSTED NET INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2011	2010	2011	2010
Net Income	$6,339	$5,250	$20,768	$14,173
Amortization of intangible assets	6,124	4,110	16,575	11,070
Stock-based compensation	3,507	3,126	10,853	10,219
Tax impact of the above items	(3,395)	(3,039)	(9,818)	(8,941)

Adjusted net income	$12,575	$9,447	$38,378	$26,521

Adjusted diluted net income per share	$0.25		$0.78

Weighted average shares used in computing adjusted diluted net income per share	50,593		48,960

QUINSTREET, INC.
RECONCILIATION OF NET INCOME TO
ADJUSTED EBITDA
(In thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2011	2010	2011	2010
Net income	$6,339	$5,250	$20,768	$14,173
Interest and other income (expense), net	1,000	1,350	2,818	2,677
Provision for taxes	4,740	3,538	14,841	10,731
Depreciation and amortization	7,632	5,075	20,252	13,678
Stock-based compensation	3,507	3,126	10,853	10,219

Adjusted EBITDA	$23,218	$18,339	$69,532	$51,478

QUINSTREET, INC.
RECONCILIATION OF NET CASH PROVIDED BY
OPERATING ACTIVITIES TO FREE CASH FLOW
(In thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2011	2010	2011	2010
Net cash provided by operating activities	$28,859	$13,886	$58,577	$29,963
Capital expenditures	(1,477)	(1,124)	(4,424)	(2,159)
Internal software development costs	(442)	(362)	(1,322)	(1,009)

Free cash flow	$26,940	$12,400	$52,831	$26,795